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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-21806

Asset Allocation Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:	Registrant is making an annual filing for one of its series, Asset Allocation Trust, for the year ended December 31, 2009. This series has December 31 fiscal year end.

Date of reporting period: December 31, 2009

Item 1 – Reports to Stockholders.

Evergreen Asset Allocation Trust, Evergreen Asset Allocation Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
9	ABOUT YOUR FUND’S EXPENSES
ASSET ALLOCATION TRUST
11	CONSOLIDATED FINANCIAL HIGHLIGHTS
12	CONSOLIDATED SCHEDULE OF INVESTMENTS
22	CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
23	CONSOLIDATED STATEMENT OF OPERATIONS
24	CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
25	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
32	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
33	ADDITIONAL INFORMATION
EVERGREEN ASSET ALLOCATION FUND
35	FINANCIAL HIGHLIGHTS
40	STATEMENT OF ASSETS AND LIABILITIES
41	STATEMENT OF OPERATIONS
42	STATEMENTS OF CHANGES IN NET ASSETS
44	NOTES TO FINANCIAL STATEMENTS
51	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
52	ADDITIONAL INFORMATION
53	ADDITIONAL INFORMATION
60	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.

Effective 1/4/10, Evergreen mutual funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

LETTER TO SHAREHOLDERS

February 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Asset Allocation Trust and Evergreen Asset Allocation Fund for the twelve-month period ended December 31, 2009 (the “period”).

After a tumultuous 2008, U.S. stocks enjoyed an impressive, though sometimes volatile, recovery over the 2009 fiscal year. International equities also gained, ending the fiscal year with all major global equity indices in positive territory. In addition, the bond market recovered some of its normalcy, as the best-performing fixed income markets at the end of the period were those that were the most depressed and distorted as it began.

Early in 2009, the fixed income markets were dogged by worries about deflation, as evidenced by investors’ willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009, and international markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets, which were affected by the weakness in economic data and corporate profits, rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability also emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third-quarter 2009, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. In October 2009, stocks closed lower for the first time in seven months, as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets in October failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a fractional loss, and emerging markets managed to rise by 1%, adding to impressive fiscal-year-end returns.

The market’s technicals appeared much stronger than its fundamentals throughout most of the period. Fortunately, however, the fundamental picture began to brighten, as better-than-expected economic data during the last months of the fiscal year suggested the possibility of improvements in corporate performance. Interest rates and inflation remained low, providing a healthy backdrop for corporations that have been aggressively cutting costs from their expense structures. Yet challenges remained, particularly in the form of housing, the dollar, employment, and credit availability. In addition to these

LETTER TO SHAREHOLDERS continued

domestic challenges, other global issues surfaced, such as the debt crisis in the Persian Gulf emirate of Dubai at the end of November, which caused a global sell-off in the last few trading days of the month and raised fears of other global issues surfacing.

During a period that swung from recession to recovery, the management team of Evergreen Asset Allocation Fund and Asset Allocation Trust maintained asset allocations consistent with the fund’s objective and discipline by adjusting weightings among equity and fixed income strategies based on an assessment of relative values and opportunities in markets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

The Evergreen Funds’ Board of Trustees has unanimously approved the reorganizations of the Evergreen Funds, including the Fund in this report, into Wells Fargo Advantage Funds®. Each reorganization is subject to the satisfaction of a number of conditions, including approval by the Evergreen Fund’s shareholders at a meeting expected to be held in June 2010. It is anticipated that the reorganizations, if they are approved by shareholders and all conditions to the closing are satisfied, will occur in July 2010. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that is expected to be mailed in April, 2010.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1.800.343.2898 or visit Evergreeninvestments.com. The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

Evergreen Asset Allocation Fund

FUND AT A GLANCE

as of December 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Grantham, Mayo, Van Otterloo & Co. LLC

Portfolio Manager1:

Ben Inker, CFA

1

The fund invests all of its assets directly in Asset Allocation Trust, a mutual fund managed by Grantham, Mayo, Van Otterloo & Co. LLC. Day-to-day management of Asset Allocation Trust is performed by Ben Inker.

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style boxes are based on a portfolio date as of 12/31/2009 and the fund’s investment in Asset Allocation Trust.

Each style box is representative of the investments in Asset Allocation Trust.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 7/29/1996

	Class A	Class B	Class C	Class I	Class R
Class inception date	7/29/1996	10/3/2002	10/3/2002	10/3/2002	10/10/2003

Nasdaq symbol	EAAFX	EABFX	EACFX	EAIFX	EAXFX

Average annual return*

1-year with sales charge	16.99%	18.14%	22.08%	N/A	N/A

1-year w/o sales charge	24.10%	23.14%	23.08%	24.40%	23.77%

5-year	3.16%	3.32%	3.63%	4.66%	4.14%

10-year	5.93%	5.79%	5.80%	6.84%	6.35%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Evergreen Asset Allocation Fund

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Asset Allocation Fund Class A shares versus a similar investment in the Barclays Capital Aggregate Bond Index (BCABI), the GMO Global Balanced Index^ (GMOGBI), the Morgan Stanley Capital International All Country World Index (MSCI ACWI) and the Consumer Price Index (CPI).

The BCABI, the GMOGBI and the MSCI ACWI are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Historical performance for Classes A, B, C, I and R prior to 10/3/2002 is based on the performance of Class III of the fund’s predecessor fund, GMO Global Balanced Allocation Fund. Prior to 10/3/2002, returns have been adjusted downward to reflect the Evergreen fund’s higher direct fund operating expenses including 12b-1 fees in effect at its inception. These fees were 1.06% for Class A, 1.81% for Classes B and C, 0.81% for Class I and 1.31% for Class R. 12b-1 fees are 0.25% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not and Class III of the predecessor fund did not pay a 12b-1 fee. Historical performance for Class R from 10/3/2002 to 10/10/2003 is based on the performance of Class A and has not been adjusted to reflect the effect of the 12b-1 fee for Class R. If these fees had been reflected, returns for Class R would have been lower.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

^

The GMOGBI is a composite benchmark computed by GMO. Prior to May 1, 2007, the GMOGBI consisted of (1) the S&P 500 Index; (2) the MSCI ACWI ex-US; and (3) the BCABI in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI ex-U.S.), and 35% (BCABI). Effective May 1, 2007, the GMOGBI consists of (1) the MSCI ACWI; and (2) the BCABI in the following proportions: 65% (MSCI ACWI), and 35% (BCABI).

Evergreen Asset Allocation Fund

FUND AT A GLANCE continued

This section left intentionally blank

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the underlying funds and the buying and selling of bonds by the underlying funds. Bond funds have the same inflation, interest rate and credit risks as the individual bonds held by the underlying funds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Because the fund invests primarily in other mutual funds, the fund will incur fees and expenses indirectly as a shareholder of the underlying funds.

For more information regarding the expenses of the underlying funds, see the fund’s prospectus.

All data is as of December 31, 2009, and subject to change.

PORTFOLIO MANAGER COMMENTARY

Evergreen Asset Allocation Fund’s Class A shares returned 24.10% for the twelve-month period ended December 31, 2009, excluding any applicable sales charges. During the same period, the BCABI returned 5.93%, the GMOGBI returned 24.48% and the MSCI ACWI returned 34.63%.

Evergreen Asset Allocation Fund’s objective is to seek total return.

Investment process

When 2009 began, both the equity and fixed income markets around the world were coming off an extremely difficult time. During 2008, failing banks, a global credit crisis, and depressed economies in many countries sent investors fleeing for the safety of government-backed securities. Risky issues were shunned and market indexes in every corner of the globe recorded steep declines. As 2008 ended and 2009 began, the fund held about 55% of its assets in equities, with 30% in U.S. equities and 25% in non-U.S. equities, including stocks in emerging markets. The remainder of the portfolio was split between bonds, at 33% of the portfolio, and other short duration investments at 12% of the fund.

As the first quarter of 2009 began to wrap up in March, the biggest contributor to asset allocation performance was our decision to move the fund back to a neutral weight in equities, versus the benchmark GMO Global Balanced Index. As markets continued their precipitous decline in the first quarter of the year, we added to our overall equity exposure, moving back towards the benchmark weight of 65%. When markets rallied and our equity weight drifted up, we took several opportunities to rebalance the fund back to neutral and finished the year with a very modest underweight. Our decision to hold a small amount of both domestic Japanese stocks and international small caps in the fund detracted slightly from performance. Overall, the fund rose 24.1% for the year, underperforming its benchmark GMO Global Balanced Index by 0.4%. Our asset allocation decisions added 0.5% but our security selection detracted by -0.9%.

Contributors to performance

Within implementation, the biggest positive impact came from the fund’s fixed income portfolios. Most of these fixed income funds typically gain their exposures synthetically through derivative contracts and invest the remaining cash in the GMO internally managed collateral pools. These collateral pools were significantly affected by the turmoil in credit markets in 2008. The assortment of policies rolled out by central banks to improve lending conditions and stabilize fixed income markets reversed much of the negative performance the fund suffered in these strategies last year. In particular, investors returned to the asset-backed bond market and this was reflected in improving liquidity conditions and pricing. We felt reassured by the market’s reaction and currently expect ongoing improvement. As the asset-backed bonds paid off, we decided to transition from the Strategic Fixed Income Strategy and other collateral-based fixed income strategies to the Asset Allocation Bond Strategy that holds cash bonds. This broad-based recovery in

PORTFOLIO MANAGER COMMENTARY continued

credit markets was reflected in double-digit returns for most of the fund’s fixed income strategies.

Detractors from performance

In what can only be characterized as a dash for trash, the equity market moon shot proved challenging for a number of the portfolio’s equity funds. Although the U.S. funds had a difficult year, including the Quality strategy where the fund had the largest overall position, the portfolio’s international funds were the biggest drag on performance. In particular, the International Core equity strategy struggled as stock, country, sector and currency selection models all failed to work this year. Individual stocks that significantly detracted from relative performance included Japanese retailer Seven & I Holdings and European pharmaceuticals GlaxoSmithKline and Novartis.

Portfolio management outlook

In a few very short months equity markets moved from cheap, through fair value and, by year end, were once again flirting with overvaluation. In particular, our current expectations for equities in the United States are barely positive over the next seven years, based on our quantitative modeling. Although international equity markets, including emerging, presently are somewhat cheaper than the broad U.S. market, we believe they are also now overvalued. The one area we continued to see as cheap at year’s end on both a relative and outright basis were companies in the Quality strategy found predominantly in the United States. In addition, fixed income asset classes were not attractive at central bank-engineered low rates by the end of 2009. We currently believe even a modest amount of inflation could easily wipe out the meager yields offered. With neither major asset classes looking singularly attractive, we ended the year maintaining an overall defensive posture in the fund by holding most of the equities in the Quality strategy and keeping short-duration exposures for the fund’s fixed income assets. Although asset markets significantly recovered in 2009, we currently remain concerned about the outlook for the real global economy.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Asset Allocation Trust

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period†

Actual	$1,000.00	$1,157.00	$0.00
Hypothetical
(5% return before expenses)	$1,000.00	$1,025.21	$0.00

†	Expenses are equal to the annualized expense ratio of 0.00% multiplied by the average account value over the period, multiplied by 184 / 365 days.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period††

Actual	$1,000.00	$1,157.00	$2.39
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.99	$2.24

††

The expense ratios include the Trust’s direct operating expenses as of 12/31/2009 and the indirect operating expenses of the underlying funds in which the Trust invests as of 12/31/2009. The indirect expenses were estimated to be 0.44%. Expenses of the Trust are equal to the annualized expense ratio of 0.44% multiplied by the average account value over the period, multiplied by 184 / 365 days.

ABOUT YOUR FUND’S EXPENSES continued

Evergreen Asset Allocation Fund

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$1,152.49	$4.61
Class B	$1,000.00	$1,147.46	$8.66
Class C	$1,000.00	$1,147.72	$8.66
Class I	$1,000.00	$1,153.36	$3.26
Class R	$1,000.00	$1,150.07	$5.96
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,020.92	$4.33
Class B	$1,000.00	$1,017.14	$8.13
Class C	$1,000.00	$1,017.14	$8.13
Class I	$1,000.00	$1,022.18	$3.06
Class R	$1,000.00	$1,019.66	$5.60

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.85% for Class A, 1.60% for Class B, 1.60% for Class C, 0.60% for Class I and 1.10% for Class R), multiplied by the average account value over the period, multiplied by 184 / 365 days.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period**

Actual
Class A	$1,000.00	$1,152.49	$ 7.00
Class B	$1,000.00	$1,147.46	$11.04
Class C	$1,000.00	$1,147.72	$11.04
Class I	$1,000.00	$1,153.36	$ 5.64
Class R	$1,000.00	$1,150.07	$ 8.35
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.70	$ 6.56
Class B	$1,000.00	$1,014.92	$10.36
Class C	$1,000.00	$1,014.92	$10.36
Class I	$1,000.00	$1,019.96	$ 5.30
Class R	$1,000.00	$1,017.44	$ 7.83

**

For each class of the fund, the expense ratios include the annualized direct and indirect expenses of the underlying funds in which Asset Allocation Trust invests as of 12/31/2009. The indirect expenses were estimated to be 0.44%. For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.29% for Class A, 2.04% for Class B, 2.04% for Class C, 1.04% for Class I and 1.54% for Class R), multiplied by the average account value over the period, multiplied by 184 / 365 days.

Asset Allocation Trust

CONSOLIDATED FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

	2009	2008	2007	2006	2005[1,2]

Net asset value, beginning of period	$8.77	$11.57	$11.57	$10.77	$10.93

Income from investment operations
Net investment income	0.24	0.70 [3]	0.42	0.36 [3]	0.24 [3]
Net realized and unrealized gains or losses on investments	1.97	(3.15)	0.47	0.97	0.03

Total from investment operations	2.21	(2.45)	0.89	1.33	0.27

Distributions to shareholders from
Net investment income	0	0	(0.29)	(0.36)	(0.23)
Net realized gains	0	(0.35)	(0.60)	(0.17)	(0.20)

Total distributions to shareholders	0	(0.35)	(0.89)	(0.53)	(0.43)

Net asset value, end of period	$10.98	$8.77	$11.57	$11.57	$10.77

Total return	25.20%	(21.71)%	7.96%	12.34%	2.51%

Ratios and supplemental data
Net assets, end of period (thousands)	$8,635,057	$7,399,817	$11,516,725	$10,269,513	$7,731,034
Ratios to average net assets
Expenses including reimbursements[4]	0%	0%	0%	0%	0%[5]
Expenses excluding reimbursements[4]	0%	0%	0%	0%	0%[5]
Net investment income	2.48%	6.78%	3.69%	3.19%	7.64%[5]
Portfolio turnover rate	22%	63%	55%	19%	5%

1	For the period from September 16, 2005 (commencement of operations), to December 31, 2005.
2

Certain information for the period ended December 31, 2005 has been adjusted to maintain the historical tax cost of the underlying investments of the Trust. These adjustments have no impact to the net assets of the Trust.

3	Per share amount is based on average shares outstanding during the period.
4	Excludes expenses incurred indirectly through investment in underlying funds.
5	Annualized

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2009

	Principal Amount	Value

ASSET-BACKED SECURITIES 2.4%
FIXED-RATE 0.1%
Daimler Chrysler Auto Trust, Ser. 2008-B, Class A4A, 5.32%, 11/10/2014	$3,000,000	$3,177,540
Dominos Pizza Master Issuer, LLC, Ser. 2007-1, Class A2, 5.26%, 04/25/2037 144A	5,900,000	4,956,000
Toll Road Investment Part II:
0.00%, 02/15/2030 ¤ 144A	300,000	49,530
0.00%, 02/15/2037 ¤ 144A	4,200,000	370,524

		8,553,594

FLOATING-RATE 2.3%
ACAS Business Loan Trust, Ser. 2007-1A, Class C, 0.41%, 08/16/2019	1,999,658	1,679,713
ACAS Credit CDO, Ser. 2007-1A, Class A, 1.06%, 11/23/2052 144A	1,499,437	134,949
Accredited Mtge. Loan Trust:
Ser. 2004-4, Class A1B, 0.62%, 01/25/2035	104,471	74,893
Ser. 2007-1, Class A1, 0.28%, 02/25/2037	314,186	297,754
ACE Securities Corp. Home Equity Loan Trust:
Ser. 2005-SD1, Class A1, 0.63%, 11/25/2050	19,994	16,995
Ser. 2006-ASL1, Class A, 0.41%, 10/25/2036	2,800,000	749,000
Ser. 2006-ASL3, Class A2, 0.37%, 02/25/2036	338,995	49,154
Ser. 2006-ASP2, Class A2C, 0.41%, 03/25/2036	900,000	380,250
Ser. 2006-HE2, Class A, 0.39%, 05/25/2036	1,600,000	516,000
Ser. 2006-OP1, Class A, 0.38%, 04/25/2036	1,100,000	420,750
Ser. 2006-SL1, Class A, 0.39%, 09/25/2035	573,927	64,567
Ser. 2006-SL3:
Class A2, 0.40%, 06/25/2036	1,391,533	31,309
Class C, 0.33%, 06/25/2036	1,196,048	56,812
Ser. 2007-ASL1, Class CL, 0.40%, 12/25/2036	469,266	17,597
Ser. 2007-HE1, Class A, 0.32%, 01/25/2037	1,163,492	555,567
Ser. 2007-WM1, Class A, 0.30%, 11/25/2036	1,047,902	576,346
ACE Securities Corp.:
Ser. 2006-ASP4, Class C, 0.33%, 08/25/2036	920,822	692,919
Ser. 2006-CW1, Class C, 0.33%, 07/25/2036	2,231,164	1,678,951
Ser. 2006-SL4, Class C, 0.35%, 09/25/2036	102,903	10,548
AESOP Funding II, LLC:
Ser. 2005-1A, Class A3, 0.35%, 04/20/2011 144A	800,000	796,787
Ser. 2006-1A, Class A, 0.45%, 03/20/2012 144A	700,000	682,331
AICCO Premium Finance Master Trust, Ser. 2007-A, Class A1, 0.28%, 12/15/2011 144A	4,800,000	4,752,000
Aircraft Finance Trust, Ser. 1999-1, Class A1, 0.71%, 05/15/2024	2,074,998	829,999
Alliance Bancorp Trust, Ser. 2007-S1, Class A11, 0.43%, 05/25/2037 144A	1,367,704	147,028
AmeriCredit Automobile Receivables Trust:
Ser. 2007-AX, Class A4, 0.27%, 10/06/2013	3,152,674	3,081,424
Ser. 2007-BF, Class A4, 0.28%, 12/06/2013	1,900,000	1,834,754
Ser. 2007-DF, Class A4B, 1.03%, 06/06/2014	1,900,000	1,757,610
AmeriCredit Prime Automobile Receivables Trust, Ser. 2007-2M, Class A4B, 0.73%, 03/08/2016	3,900,000	3,762,030

See Consolidated Notes to Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

ASSET-BACKED SECURITIES continued
FLOATING-RATE continued
Ameriquest Mtge. Securities, Inc.:
Ser. 2004-R6, Class A1, 0.44%, 07/25/2034	$1,014,746	$610,836
Ser. 2004-X1, Class A14, 0.56%, 03/25/2034 144A	91,276	67,871
Archimedes Funding IV (Cayman), Ltd., Ser. 4A, Class A1, 0.74%, 02/25/2013 144A	213,788	203,098
Argent Securities, Inc.:
Ser. 2004-W8, Class A5, 0.75%, 05/25/2034	391,426	325,984
Ser. 2006-M1, Class A2C, 0.38%, 07/25/2036	9,513,493	2,532,968
Ser. 2006-M2, Class A2B, 0.34%, 09/25/2036	1,677,070	922,388
Ser. 2006-W2, Class 2AB, 0.42%, 03/25/2036	1,584,092	950,455
Ser. 2006-W5, Class A2C, 0.38%, 06/25/2036	1,563,116	444,755
Arran Corp. Loans No. 1 BV, Ser. 2006-1A, Class A3, 0.42%, 06/20/2025 144A	2,255,372	2,178,548
Asset Backed Funding Cert.:
Ser. 2006-OPT2, Class A3C, 0.38%, 10/25/2036	1,800,000	822,960
Ser. 2007-NC1, Class A1, 0.45%, 05/25/2037 144A	3,568,787	2,792,932
Augusta Funding, Ltd., 0.75%, 06/30/2017 + ☐ 144A	2,480,769	2,081,108
Bayview Financial Acquisition Trust:
Ser. 2004-B:
Class A1, 1.23%, 05/28/2039 144A	721,435	310,217
Class A2, 1.53%, 05/28/2039 144A	801,595	280,558
Ser. 2005-A, Class A1, 1.23%, 02/28/2040	1,825,080	892,099
Bear Stearns Asset Backed Securities, Inc., Ser. 2007-AQ1:
Class A1, 0.34%, 11/25/2036	823,657	528,211
Class A2, 0.43%, 11/25/2036	1,500,000	345,600
Cabela’s Master Credit Card Trust, Ser. 2008-4A, Class A2, 3.23%, 09/15/2014 144A	4,700,000	4,811,296
Capital Auto Receivable Asset Trust:
Ser. 2007-2, Class A4B, 0.63%, 02/18/2014	3,700,000	3,704,477
Ser. 2007-8, Class M2, 0.33%, 02/15/2011	792,433	792,068
Ser. 2008-1, Class A4B, 1.58%, 07/15/2014	700,000	705,908
Capital One Auto Finance Trust, Ser. 2007-A, Class A4, 0.25%, 11/15/2013	1,930,268	1,885,148
Capitalsource Comml. Loan Trust:
Ser. 2006-1 Class A, 0.35%, 08/22/2016	321,150	308,304
Ser. 2007-1 Class A, 0.36%, 03/20/2017	727,687	658,557
Carmax Auto Owner Trust, Ser. 2008-2, Class A4B, 1.88%, 08/15/2013	3,800,000	3,879,116
Carrington Mtge. Loan Trust, Ser. 2007-FRE1, Class A2, 0.43%, 02/25/2037	4,700,000	2,651,740
Cendant Timeshare Receivables Funding, LLC:
Ser. 2004-1, Class A2, 0.41%, 05/20/2016 144A	89,815	81,755
Ser. 2005-1, Class A2, 0.41%, 05/20/2017 144A	338,711	312,673
Centex Home Equity, Ser. 2006-A, Class AV3, 0.39%, 06/25/2036	1,889,789	1,541,199
Charming Shoppes Master Trust, Ser. 2007-1A, Class A1, 1.48%, 09/15/2017 144A	5,400,000	5,034,636
Chase Funding Mtge. Loan Trust, Ser. 2003-3, Class 2A2, 0.77%, 04/25/2033	32,742	22,166

See Consolidated Notes to Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

ASSET-BACKED SECURITIES continued
FLOATING-RATE continued
Citigroup Mtge. Loan Trust, Inc.:
Ser. 2003-HE3, Class A3, 0.61%, 12/25/2033	$330,121	$208,528
Ser. 2004-OPT1, Class A1B, 0.64%, 10/25/2034	18,236	14,802
Ser. 2006-HE3, Class A2C, 0.39%, 12/25/2036	1,600,000	411,840
Ser. 2006-WFH4, Class A3, 0.38%, 11/25/2036	800,000	464,440
CLI Funding, LLC, Ser. 2006-1A, Class A, 0.41%, 08/18/2021 144A	605,064	449,260
CNH Equipment Trust:
Ser. 2007-B, Class A3B, 0.83%, 10/17/2011	689,860	689,950
Ser. 2008-A, Class A4B, 2.18%, 08/15/2014	1,700,000	1,731,960
College Loan Corp. Trust:
Ser. 2006-1, Class A2, 0.30%, 04/25/2022	1,425,000	1,422,720
Ser. 2007-1, Class A1, 0.29%, 01/25/2023	1,016,000	1,013,155
Ser. 2007-2, Class A1, 0.53%, 01/25/2024	2,600,000	2,599,740
Countrywide Asset-Backed Cert., Ser. 2006-BC3, Class 2A2, 0.37%, 02/25/2037	5,200,000	3,336,840
Countrywide Home Equity Loan Trust, Ser. 2007-E, Class A, 0.38%, 06/15/2037	1,634,558	398,996
Credit-Based Asset Servicing & Securitization, Ser. 2006-RP1, Class A1, 0.34%, 04/25/2036 144A	239,116	235,940
Crest Exeter Street Solar, Ser. 2004-1A, Class A1, 0.60%, 06/28/2019 144A	1,714,717	1,028,830
Daimler Chrysler Auto Trust, Ser. 2008-B, Class A4B, 2.08%, 11/10/2014	2,100,000	2,153,256
Equity One ABS, Inc., Ser. 2004-1, Class AV2, 0.53%, 04/25/2034	58,989	29,494
First Franklin Mtge. Loan Asset Backed Cert.:
Ser. 2006-FF05, Class 2A3, 0.39%, 04/25/2036	1,500,000	792,187
Ser. 2006-FF18, Class A2A, 0.30%, 12/25/2037	84,196	83,459
Franklin Auto Trust, Ser. 2008-A, Class A4B, 2.18%, 05/20/2016	900,000	904,995
Fremont Home Loan Trust:
Ser. 2006-A, Class 1A2, 0.42%, 05/25/2036	505,913	328,844
Ser. 2006-B:
Class 2A2, 0.39%, 08/25/2036	2,800,000	1,008,000
Class 2A3, 0.33%, 08/25/2036	305,127	199,095
GE Capital Credit Card Master Note Trust:
Ser. 2005-1, Class A, 0.27%, 03/15/2013	3,100,000	3,091,993
Ser. 2007-3, Class A1, 0.24%, 06/15/2013	4,600,000	4,573,780
GE Equipment Midticket, LLC, Ser. 2007-1, Class A3B, 0.48%, 06/14/2011	2,459,460	2,455,624
GE SeaCo Finance SRL, Ser. 2004-1A, Class A, 0.53%, 04/17/2019 144A	563,333	461,933
GMAC Mtge. Corp. Loan Trust, Ser. 2004-HE3, Class A3, 0.46%, 10/25/2034	805,237	402,126
Goal Capital Funding Trust:
Ser. 2006-1, Class A1, 0.26%, 08/25/2020	421,703	417,485
Ser. 2007-1, Class A1, 0.27%, 06/25/2021	320,404	318,194
GreenPoint Home Equity Loan Trust:
Ser. 2004-1, Class A, 0.69%, 07/25/2029	49,236	21,645
Ser. 2004-4, Class A, 0.79%, 08/15/2030	58,083	28,249
GreenPoint Mtge. Funding Trust, Ser. 2005-HE4, Class 2A3C, 0.48%, 07/25/2030	154,323	146,607

See Consolidated Notes to Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

ASSET-BACKED SECURITIES continued
FLOATING-RATE continued
GSC Partners CDO Fund, Ltd.:
Ser. 2003-4A, Class A3, 0.74%, 12/16/2015 144A	$971,877	$874,689
Ser. 2A, Class A, 1.01%, 05/22/2013 144A	550,062	467,553
Guggenheim Structured Real Estate Funding, Ser. 2005-2A, Class A, 0.55%, 08/26/2030 144A	3,353,654	1,173,779
Henderson Receivables, LLC:
Ser. 2006-3A, Class A1, 0.43%, 09/15/2041 144A	1,630,209	1,281,897
Ser. 2006-4A, Class A1, 0.43%, 12/15/2041 144A	2,344,231	1,855,496
Hertz Vehicle Financing, LLC:
Ser. 2005-2A, Class A3, 0.43%, 02/25/2011 144A	66,667	66,581
Ser. 2005-2, Class A5, 0.48%, 11/25/2011 144A	1,000,000	988,391
Household Credit Card Master Note Trust I:
Ser. 2007-1, Class A, 0.28%, 04/15/2013	5,700,000	5,657,250
Ser. 2007-2, Class A, 0.78%, 07/15/2013	2,600,000	2,570,750
Household Home Equity Loan Trust:
Ser. 2005-2, Class A2, 0.54%, 01/20/2035	545,867	439,423
Ser. 2005-3, Class A2, 0.52%, 01/20/2035	523,194	418,228
Ser. 2006-1, Class A1, 0.39%, 01/20/2036	1,249,082	1,044,545
JPMorgan Mtge. Acquisition Corp., Ser. 2006-WMC4, Class A3, 0.35%, 12/25/2036	4,300,000	1,295,590
Lehman ABS Corp., Ser. 2004-2, Class A, 0.67%, 06/25/2034	119,156	52,429
Marathon Real Estate CDO, Ser. 2006-1A, Class A1, 0.56%, 05/25/2046 144A	4,700,000	2,538,000
Master Second Lien Trust, Ser. 2006-1, Class A, 0.39%, 03/25/2036	992,069	51,151
MASTR Asset-Backed Securities Trust:
Ser. 2005-FRE1, Class A4, 0.48%, 10/25/2035	451,587	411,861
Ser. 2006-AM3, Class A2, 0.36%, 10/25/2036	666,020	634,697
Ser. 2006-FRE2, Class A4, 0.38%, 03/25/2036	2,900,000	1,246,536
Ser. 2006-HE2, Class A3, 0.38%, 06/25/2036	1,600,000	469,504
Ser. 2006-HE3, Class A3, 0.38%, 08/25/2036	3,400,000	1,011,500
Ser. 2006-NC3, Class A4, 0.39%, 10/25/2036	2,000,000	613,120
Merrill Auto Trust Securitization:
Ser. 2007-1, Class A4, 0.29%, 12/15/2013	500,000	498,100
Ser. 2008-1, Class A4, 2.43%, 04/15/2015	1,000,000	1,022,200
Merrill Lynch Mtge. Investors, Ser. 2007-HE2, Class A2A, 0.35%, 02/25/2037	1,029,862	596,187
Merrill Lynch Mtge. Trust, Ser. 2006-C1, Class A2, 0.51%, 01/25/2047	315,756	173,318
Montana Higher Education Student Assistance Corp., Ser. 2005-1, Class A, 0.29%, 06/20/2015	296,788	296,284
Morgan Stanley ABS Capital I:
Ser. 2004-SD1, Class A, 0.63%, 08/25/2034	369,121	251,925
Ser. 2007-HE4, Class A2C, 0.46%, 02/25/2037	3,600,000	1,174,500
Morgan Stanley ACES SPC:
Ser. 2005-10:
Class A, 0.70%, 03/20/2010 144A	2,700,000	2,585,250
Class B, 0.77%, 03/20/2010 144A	3,000,000	2,854,500

See Consolidated Notes to Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

ASSET-BACKED SECURITIES continued
FLOATING-RATE continued
Morgan Stanley ACES SPC:
Ser. 2005-15, Class A, 0.65%, 12/20/2010 144A	$4,700,000	$4,410,950
Ser. 2006-13, Class A, 0.54%, 06/20/2013 144A	5,200,000	3,757,000
Morgan Stanley Home Equity Loans, Ser. 2007-2, Class A1, 0.33%, 04/25/2037	1,030,818	886,503
Morgan Stanley IXIS Real Estate Capital Trust, Ser. 2006-2, Class A3, 0.38%, 11/25/2036	1,100,000	346,500
National City Credit Card Master Trust, Ser. 2008-3, Class A, 2.03%, 05/15/2013	5,100,000	5,074,500
National Collegiate Student Loan Trust:
Ser. 2005-2, Class A2, 0.38%, 02/25/2026	487,165	463,876
Ser. 2006-1, Class A2, 0.37%, 08/25/2023	936,072	907,624
Ser. 2006-A, Class A1, 0.31%, 08/26/2019 144A	364,456	364,228
NationStar Home Equity Loan Trust, Ser. 2006-B, Class AV3, 0.40%, 09/25/2036	1,000,000	550,000
Nelnet Student Loan Trust, Ser. 2005-2, Class A4, 0.33%, 12/23/2019	1,100,000	1,085,392
Nissan Auto Lease Trust, Ser. 2008-A, Class A3B, 2.43%, 07/15/2011	3,500,000	3,539,200
Nomura Home Equity Loan, Inc., Ser. 2006-HE3, Class 2A2, 0.38%, 07/25/2036	900,000	339,188
Paragon CDO, Ltd., Ser. 2004-A1, Class A, 0.93%, 10/20/2044 144A +	1,700,000	51,000
People’s Choice Home Loan Securities Trust, Ser. 2005-4, Class 1A2, 0.49%, 12/25/2035	963,712	573,312
Prism Orso Trust, Ser. 2004-MAPL, Class CERT, 0.95%, 08/01/2011	2,600,000	2,370,160
Residential Asset Mtge. Products, Inc.:
Ser. 2005-RS8, Class A2, 0.52%, 10/25/2033	299,717	261,743
Ser. 2005-RS9, Class A13, 0.45%, 11/25/2035	2,329,647	1,571,766
Ser. 2006-SP1, Class A2, 0.42%, 09/25/2045	1,109,923	926,342
Residential Asset Securities Corp., Ser. 2007-KS3, Class AI1, 0.34%, 04/25/2037	565,324	515,010
Residential Funding Mtge. Securities II, Ser. 2003-HS1, Class AII, 0.52%, 12/25/2032	26,071	11,406
Salisbury International Investments, Ltd., 0.67%, 06/22/2010	4,700,000	4,348,440
Santander Drive Auto Receivables Trust:
Ser. 2007-1, Class A4, 0.28%, 09/15/2014	2,933,317	2,837,926
Ser. 2007-3, Class A4, 0.88%, 10/15/2014	3,900,000	3,765,879
Saxon Asset Securities Trust:
Ser. 2004-1, Class A, 0.77%, 03/25/2035	26,092	13,046
Ser. 2006-3, Class A2, 0.34%, 10/25/2046	800,000	740,000
SBI Heloc Trust, Ser. 2001-1, Class A, 0.42%, 11/25/2035	716,626	383,121
Securitized Asset Backed Receivables, LLC:
Ser. 2006-HE1, Class A2, 0.39%, 07/25/2036	800,000	272,000
Ser. 2006-NC1, Class A2, 0.39%, 03/25/2036	456,120	351,212
Security National Mtge. Loan Trust, Ser. 2006-2A, Class A1, 0.52%, 10/25/2036 144A	450,777	335,829
Sierra Receivables Funding Co., Ser. 2006-1A, Class A2, 0.38%, 05/20/2018 144A	544,495	472,895

See Consolidated Notes to Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

ASSET-BACKED SECURITIES continued
FLOATING-RATE continued
Sierra Timeshare:
Ser. 2007-1A, Class A2, 0.38%, 03/20/2019	$425,522	$380,842
Ser. 2007-2A, Class A2, 1.23%, 09/20/2019	1,996,775	1,437,177
Ser. 2008-1A, Class A2, 4.26%, 02/20/2020	443,990	448,430
SLM Student Loan Trust:
Ser. 2007-A, Class A1, 0.25%, 12/16/2013	1,700,000	1,698,937
Ser. 2007-B, Class A1, 0.28%, 09/15/2022	1,212,504	1,127,629
Specialty Underwriting & Residential Finance, Ser. 2006-BC3, Class A2C, 0.38%, 06/25/2037	2,200,000	723,140
Structured Asset Investment Loan Trust, Ser. 2006-1, Class A3, 0.43%, 01/25/2036	1,176,408	741,137
Structured Asset Securities Corp., Ser. 2005-S6, Class A2, 0.52%, 11/25/2035	701,149	154,253
TCE Securities Corp., Ser. 2006-HE3, Class A2B, 0.32%, 06/25/2036	906,661	682,262
The Money Store Business Loan Backed Trust, Ser. 1999-1, Class AN, 0.73%, 09/15/2017	33,537	29,177
TIB Card Receivables Fund, 0.53%, 01/05/2014 144A	2,219,017	1,886,165
Triad Auto Receivables Owner Trust, Ser. 2007-B, Class A4B, 1.43%, 07/14/2014	7,200,000	7,116,696
Wachovia Asset Securitization, Inc.:
Ser. 2002-HE1, Class A, 0.60%, 09/27/2032	230,879	151,847
Ser. 2004-HE1, Class A, 0.45%, 06/25/2034	226,066	127,668
Wachovia Auto Owner Trust, Ser. 2008-A, Class A4B, 1.38%, 03/20/2014	1,300,000	1,305,642
World Financial Network Credit Card Master Trust, Ser. 2006-A, Class A, 0.36%, 02/15/2017 144A	1,500,000	1,387,305
World Omni Auto Receivables Trust, Ser. 2007-A, Class A4, 0.23%, 11/15/2012	3,016,122	2,993,019
Yale Mtge. Loan Trust, Ser. 2007-1, Class A, 0.63%	1,838,988	441,357

		198,725,600

Total Asset-Backed Securities (cost $204,837,086)		207,279,194

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.2%
FIXED-RATE 0.0%
G-Force, LLC, Ser. 2005-RR2, Class A2, 5.16%, 12/25/2039 144A	2,086,001	1,084,721

FLOATING-RATE 0.2%
Bayview Comml. Asset Trust:
Ser. 2004-1, Class A, 0.59%, 04/25/2034	347,744	257,330
Ser. 2004-3, Class A1, 0.60%, 01/25/2035 144A	470,677	329,474
Ser. 2005-4, Class A2, 0.62%, 01/25/2036 144A	1,586,313	975,583
Ser. 2007-3, Class A1, 0.47%, 07/25/2037 144A	1,006,635	667,328
Citigroup/Deutsche Bank Comml. Mtge., Ser. 2005-CD1, Class A2FL, 0.35%, 07/15/2044	2,800,000	2,745,624
CNL Comml. Mtge. Loan Trust, Ser. 2003-2, Class A1, 0.67%, 10/25/2030 144A	333,438	233,407
Comml. Mtge. Pass-Through Cert., Ser. 2006-FL12, Class AJ, 0.36%, 12/15/2020 144A	5,100,000	3,222,537

See Consolidated Notes to Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES continued
FLOATING-RATE continued
GE Business Loan Trust:
Ser. 2004-1, Class A, 0.52%, 05/15/2032 144A	$409,567	$337,893
Ser. 2005-2, Class A, 0.47%, 11/15/2033	833,628	633,557
Greenwich Capital Comml. Funding Corp., Ser. 2006-FL4A, Class A1, 0.32%, 11/05/2021 144A	366,479	322,502
GS Mtge. Securities Corp., Ser. 2007-EOP:
Class A1, 0.32%, 03/06/2020 144A	761,359	715,678
Class A2, 0.36%, 03/06/2020 144A	800,000	732,000
JPMorgan Chase Comml. Mtge. Securities Corp., Ser. 2006-FL1, Class A1B, 0.35%, 02/15/2020 144A	860,827	731,703
Lehman Brothers Small Balance Comml.:
Ser. 2006-LLFA, Class A11, 0.31%, 09/15/2021 144A	489,646	418,648
Ser. 2007-3A:
Class 1A1, 0.88%, 10/25/2037 144A	161,751	150,429
Class A21, 1.08%, 10/25/2037 144A	3,300,000	2,244,000
Structured Asset Securities Corp.:
Ser. 2005-1, Class 1A, 0.48%, 02/25/2030	1,132,485	747,440
Ser. 2005-2, Class 1A, 0.48%, 09/25/2030 144A	914,724	585,423
Wachovia Bank Comml. Mtge. Trust, Ser. 2006-WHL7, Class A1, 0.32%, 09/15/2021 144A	3,718,100	3,197,565

		19,248,121

Total Commercial Mortgage-Backed Securities (cost $21,375,673)		20,332,842

CORPORATE BONDS 0.0%
FINANCIALS 0.0%
Real Estate Investment Trusts (REITs) 0.0%
HCP, Inc., 5.62%, 02/28/2013 (cost $1,179,102)	1,290,000	1,297,314

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 0.4%
FLOATING-RATE 0.4%
Aire Valley Mtge.:
Ser. 2006-1, Class A1, 0.36%, 09/20/2066 144A	2,325,003	1,278,751
Ser. 2007-1A, Class A2, 0.34%, 03/20/2030 144A	1,545,547	1,128,249
Bear Stearns Mtge. Funding Trust, Ser. 2007-SL2, Class 1A, 0.39%, 02/25/2037	747,491	74,947
Brunel Residential Mtge., Ser. 2007-1A, Class A4C, 0.38%, 01/13/2039 144A	4,300,000	4,136,600
Chevy Chase Funding, LLC:
Ser. 2003-4A, Class A1, 0.57%, 10/25/2034 144A	62,664	35,092
Ser. 2004-1, Class A2, 0.56%, 01/25/2035 144A	141,733	76,536
Ser. 2004-3, Class A2, 0.53%, 08/25/2035 144A	79,688	43,032
Crusade Global Trust:
Ser. 2006-1, Class A1, 0.34%, 07/20/2038	1,211,502	1,168,119
Ser. 2007-1, Class A1, 0.34%, 04/19/2038	1,537,733	1,448,357
Gracechurch Mtge. Funding plc, Ser. 1A, Class A2B, 0.35%, 10/11/2041	369,672	355,384

See Consolidated Notes to Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS continued
FLOATING-RATE continued
Granite Master Issuer plc:
Ser. 2004-3, Class A1, 0.39%, 09/20/2044	$340,158	$299,339
Ser. 2006-2, Class A4, 0.27%, 12/20/2054	655,608	573,657
Ser. 2006-3, Class A3, 0.27%, 12/20/2054	414,072	351,961
Interstar Millennium Trust:
Ser. 2003-5G, Class A2, 0.75%, 09/27/2035	299,646	255,044
Ser. 2004-2G, Class A, 0.65%, 03/14/2036	2,896,598	2,434,214
Ser. 2005-1G, Class A, 0.37%, 12/08/2036	575,816	542,330
Ser. 2006-2GA, Class A2, 0.33%, 05/27/2038	256,736	211,874
Kildare Securities, Ltd., Ser. 2007-A1, Class A2, 0.31%, 12/10/2043 144A	2,565,921	2,377,583
Leek Finance plc:
Ser. 15A, Class AB, 0.39%, 03/21/2037 144A	430,590	421,978
Ser. 16A, Class A2, 0.41%, 09/21/2037 144A	321,310	303,698
Ser. 17A, Class A2B, 0.39%, 12/21/2037 144A	426,663	382,930
Medallion Trust:
Ser. 2005-1G, Class A1, 0.35%, 05/10/2036	367,054	355,254
Ser. 2006-1G, Class A1, 0.30%, 06/14/2037	1,008,813	955,868
Mellon Residential Funding Corp., Ser. 2004-TBC1, Class A, 0.48%, 02/26/2034 144A	379,233	253,315
Paragon Mtge. plc:
Ser. 07A, Class A1A, 0.48%, 05/15/2034 144A	784,535	651,164
Ser. 12A, Class A2C, 0.38%, 11/15/2038 144A	1,576,164	1,182,123
Ser. 14A, Class A2C, 0.35%, 09/15/2039	1,067,556	875,396
Pendeford Master Issuer plc, Ser. 2007-1A, Class 3A, 0.37%, 02/12/2016 144A	4,200,000	3,948,000
Permanent Master Issuer plc:
Ser. 2006-1, Class 5A, 0.39%, 07/15/2033	3,300,000	3,128,730
Ser. 2007-1, Class 4A, 0.36%, 10/15/2033	1,200,000	1,160,989
Puma Finance, Ltd., Ser. G5, Class A1, 0.33%, 02/21/2038 144A	1,964,700	1,768,230
Superannuation Members Home Loans Global Fund:
Ser. 2007-1, Class A1, 0.31%, 06/12/2040	1,662,772	1,575,699
Ser. 6, Class A, 0.43%, 11/09/2035	92,564	82,778
Ser. 7, Class A1, 0.39%, 03/09/2036	168,924	163,961
Ser. 8, Class A1, 0.35%, 01/12/2037	194,432	168,613

Total Whole Loan Mortgage-Backed Collateralized Mortgage Obligations (cost $33,493,879)		34,169,795

U.S. GOVERNMENT & AGENCY OBLIGATIONS 0.0%
U.S. Department of Transportation, 6.00%, 12/07/2021 144A (cost $191,942)	200,000	193,750

YANKEE OBLIGATIONS – GOVERNMENT 0.1%
Belize Aid, FRN, 0.70%, 01/01/2014 + ☐	450,000	437,928
Caribbean Housing Finance, FRN, 0.95%, 03/30/2019 + ☐	4,779,391	4,496,762
Jamaica Aid, FRN, 0.55%, 10/01/2018 + ☐	1,742,189	1,615,776

See Consolidated Notes to Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

YANKEE OBLIGATIONS – GOVERNMENT continued
Morocco Aid, FRN, 0.65%, 11/15/2014 + ☐	$60,400	$57,922
Peru Aid, FRN, 0.55%, 05/01/2014 + ☐	220,294	211,716
Zimbabwe Aid, FRN, 0.19% + ☐	250,001	244,568

Total Yankee Obligations – Government (cost $7,161,089)		7,064,672

	Shares	Value

PREFERRED STOCKS 0.0%
FINANCIALS 0.0%
Diversified Financial Services 0.0%
Home Ownership Funding Corp., 1.00% †† 144A ☐ (cost $158,808)	1,000	90,000

MUTUAL FUND SHARES 96.4%
ASSET ALLOCATION 1.7%
GMO Special Situations Fund, Class VI ß *	5,416,769	148,419,482

INTERNATIONAL EQUITY 29.0%
GMO Emerging Markets Fund, Class VI ß	55,873,620	685,010,584
GMO International Core Equity Fund, Class VI ß	39,218,227	1,053,401,579
GMO International Growth Equity Fund, Class IV ß	15,184,686	311,741,600
GMO International Intrinsic Value Fund, Class IV ß	14,665,887	301,970,614
GMO International Small Companies Fund, Class III ß	22,614,793	156,494,366

		2,508,618,743

INTERNATIONAL FIXED INCOME 0.8%
GMO Emerging Country Debt Fund, Class IV ß	8,351,303	68,731,224

U.S. EQUITY 33.1%
GMO Flexible Equities Fund, Class VI ß	7,189,505	132,574,463
GMO U.S. Quality Equity Fund, Class VI ß	140,131,042	2,722,746,140

		2,855,320,603

U.S. FIXED INCOME 31.8%
GMO Alpha Only Fund, Class IV ß	110,658,226	549,971,383
GMO Asset Allocation Bond Fund , Class VI ß	18,020,276	467,265,765
GMO Domestic Bond Fund, Class VI ß	58,192,249	370,684,625
GMO Inflation Indexed Plus Bond Fund, Class VI ß	7,506,065	135,034,103
GMO Strategic Fixed Income Fund, Class VI ß	72,600,607	1,172,499,810
GMO U.S. Treasury Fund, Class IV ß	2,001,603	50,060,098

		2,745,515,784

Total Mutual Fund Shares (cost $8,288,600,371)		8,326,605,836

See Consolidated Notes to Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

TIME DEPOSIT 0.5%
State Street Bank Euro Time Deposit, 0.01%, 01/04/2010 (cost $41,570,890)	$41,570,890	$41,570,890

Total Investments (cost $8,598,568,840) 100.0%		8,638,604,293
Other Assets and Liabilities 0.0%		(3,546,811)

Net Assets 100.0%		$8,635,057,482

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

¤

Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from accretion of discount at acquisition.

+	Security is deemed illiquid (unaudited).
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
††	The rate shown is the stated rate at the current period end.
ß	Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) is the investment advisor to Asset Allocation Trust and the underlying fund.
*	Non-income producing security.

Summary of Abbreviations
ABS	Asset-Backed Securities
ACES	Adjustable Convertible Extendable Securities
CDO	Collateralized Debt Obligation
FRN	Floating Rate Note
MASTR	Mortgage Asset Securitization Transactions, Inc.

The following table shows portfolio composition as a percent of total investments as of December 31, 2009:

Mutual Fund Shares – Equity	62.1%
Mutual Fund Shares – Fixed Income	32.6%
Asset-Backed Securities	2.4%
Mutual Fund Shares – Asset Allocation	1.7%
Cash Equivalents	0.5%
Whole Loan Mortgage-Backed Collateralized Mortgage Obligations	0.4%
Commercial Mortgage-Backed Securities	0.2%
Yankee Obligations – Government	0.1%

100.0%

The following table shows the percent of total long-term investments by sector as of December 31, 2009:

U.S. Equity	33.1%
U.S. Fixed Income	31.8%
International Equity	29.0%
Asset-Backed Securities	2.4%
Asset Allocation	1.7%
International Fixed Income	0.8%
Time Deposits	0.5%
Whole Loan Mortgage-Backed Collateralized Mortgage Obligations	0.4%
Commercial Mortgage-Backed Securities	0.2%
Yankee Obligations – Government	0.1%

100.0%

See Consolidated Notes to Financial Statements

Asset Allocation Trust

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

Assets
Investments in affiliated investment company shares, at value (cost $8,288,600,371)	$8,326,605,836
Investments in unaffiliated securities, at value (cost $309,968,469)	311,998,457

Total investments	8,638,604,293
Receivable from administrator	2,908
Dividends and interest receivable	312,363
Receivable for investments sold	2,314,466
Other assets	103,741

Total assets	8,641,337,771

Liabilities
Payable for investments purchased	4,686
Payable for Trust shares redeemed	6,165,435
Accrued expenses and other liabilities	110,168

Total liabilities	6,280,289

Net assets	$8,635,057,482

Net assets represented by
Paid-in capital	$9,874,588,441
Accumulated net realized losses on investments	(1,279,566,412)
Net unrealized gains on investments	40,035,453

Total net assets	$8,635,057,482

Shares outstanding (unlimited number of shares authorized)	786,601,109

Net asset value per share	$10.98

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2009

Investment income
Dividends from affiliated investment company shares	$177,729,675
Dividends	2,500
Interest	15,678,603

Total investment income	193,410,778

Expenses
Printing and postage expenses	10,454
Custodian and accounting fees	14,335
Professional fees	119,356

Total expenses	144,145
Less: Expense reimbursements	(144,145)

Net expenses	0

Net investment income	193,410,778

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Unaffiliated securities	8,699,286
Sale of affiliated investment company shares	(639,620,824)
Capital gain distributions from affiliated investment company shares	30,167,474

Net realized losses on investments	(600,754,064)

Net change in unrealized gains or losses on investments:
Unaffiliated securities	47,689,340
Affiliated investment company shares	2,083,874,279

Net change in unrealized gains or losses on investments	2,131,563,619

Net realized and unrealized gains or losses on investments	1,530,809,555

Net increase in net assets resulting from operations	$1,724,220,333

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2009		2008

Operations
Net investment income		$193,410,778		$682,424,481
Net realized losses on investments		(600,754,064)		(541,310,011)
Net change in unrealized gains or losses on investments		2,131,563,619		(2,498,658,881)

Net increase (decrease) in net assets resulting from operations		1,724,220,333		(2,357,544,411)

Distributions to shareholders from
Net realized gains		0		(350,846,292)

	Shares		Shares

Transactions in investors’ beneficial interest
Proceeds from contributions	15,150,895	155,279,775	27,597,502	286,571,851
Reinvestment of distributions	0	0	32,881,564	350,846,292
Payment for redemptions	(72,145,031)	(644,259,760)	(212,013,716)	(2,045,935,175)

Net decrease in net assets resulting from transactions in investors’ beneficial interest		(488,979,985)		(1,408,517,032)

Total increase (decrease) in net assets		1,235,240,348		(4,116,907,735)
Net assets
Beginning of period		7,399,817,134		11,516,724,869

End of period		$8,635,057,482		$7,399,817,134

Undistributed net investment income		$0		$0

See Notes to Consolidated Financial Statements

Asset Allocation Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION

Asset Allocation Trust was organized as a statutory trust under the laws of the state of Delaware on June 14, 2005 and is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company. Asset Allocation Trust issues its shares of beneficial interest solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. Asset Allocation Trust is only offered to Evergreen Asset Allocation Fund, a diversified series of Evergreen Equity Trust, an open-end, management investment company, which was organized as a Delaware statutory trust on September 18, 1997.

Asset Allocation Trust operates as a “fund-of-funds” which primarily invests in shares of GMO-managed open-end mutual funds (“underlying funds”). Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements, which are available upon request.

Asset Allocation Trust owns 100% of GMO Fixed Income Fund I, LLC (“GMO LLC”). The consolidated financial statements include the accounts of Asset Allocation Trust and GMO LLC (together referred to as the “Trust”), including the holdings of GMO LLC.

GMO LLC was organized on November 7, 2008 as a limited liability company to provide investors a managed investment in securities of any kind, including, without limitation, asset-backed securities and other fixed income investments. GMO LLC may also hold cash and cash equivalents.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its consolidated financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Trust should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through February 26, 2010 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Investments in the underlying open-end mutual funds are valued at the net asset value per share as reported by the underlying funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Securities are valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Asset Allocation Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS continued

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Trust to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Investment transactions and investment income

Investment transactions are recorded on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date. Realized gains and losses resulting from investment transactions are determined on the identified cost basis.

c. Federal and other taxes

The Trust intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Trust’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Trust’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain distributions received from underlying mutual funds and

Asset Allocation Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS continued

partnership investments. During the year ended December 31, 2009, the following amounts were reclassified:

Paid-in capital	$243,723,500
Undistributed net investment income	(193,410,778)
Accumulated net realized losses on investments	(50,312,722)

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), a private company founded in 1977, is the investment advisor to the Trust. GMO also serves as investment advisor to each of the underlying funds. GMO does not receive a fee from the Trust for its advisory services. However, the Trust incurs fees and expenses indirectly as a shareholder of the underlying GMO-managed funds, including its indirect share of management or other fees paid to GMO.

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), serves as the administrator to the Trust. As administrator, EIMC provides the Trust with facilities, equipment and personnel. EIMC receives no compensation from the Trust for its services. During the year ended December 31, 2009, EIMC voluntarily reimbursed the Trust for expenses in the amount of $144,145.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Trust. The Trust does not pay a transfer agency fee.

4. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investments (excluding short-term securities) were $1,950,142,845 and $1,653,260,730, respectively, for the year ended December 31, 2009.

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Trust’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those investments.

Asset Allocation Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS continued

As of December 31, 2009, the inputs used in valuing the Trust’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Preferred stocks	$0	$0	$90,000	$90,000
Mutual fund shares	8,178,186,354	148,419,482	0	8,326,605,836
Asset-backed securities	0	40,751,496	166,527,698	207,279,194
Mortgage-backed securities	0	0	54,502,637	54,502,637
Corporate debt securities	0	0	1,297,314	1,297,314
Debt securities issued by foreign governments	0	0	7,064,672	7,064,672
Debt securities issued by U.S. Treasury and U.S. government agencies	0	193,750	0	193,750
Short-term investments	0	41,570,890	0	41,570,890

	$8,178,186,354	$230,935,618	$229,482,321	$8,638,604,293

Further details on the major security types listed above can be found in the Consolidated Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Preferred stocks	Asset-backed securities	Mortgage- backed securities	Corporate debt securities	Debt securities issued by foreign governments	Debt securities issued by U.S. Treasury and U.S. government agencies	Total

Balance as of January 1, 2009	$158,808	$327,641,604	$86,823,666	$1,191,315	$9,434,134	$211,750	$425,461,277
Realized gains or losses	0	5,311,808	2,627,642	0	(89,016)	0	7,850,434
Change in unrealized gains or losses	(68,808)	44,442,801	4,168,896	76,636	56,924	(18,190)	48,658,259
Amortization	0	9,834,121	738,318	29,363	38,167	190	10,640,159
Net purchases (sales)	0	(179,951,139)	(39,855,885)	0	(2,375,537)	0	(222,182,561)
Transfers in and/or out of Level 3	0	(40,751,497)	0	0	0	(193,750)	(40,945,247)

Balance as of December 31, 2009	$90,000	$166,527,698	$54,502,637	$1,297,314	$7,064,672	$0	$229,482,321

Change in unrealized gains or losses included in earnings relating to securities still held at December 31, 2009	$(68,808)	$22,910,380	$3,032,035	$76,636	$(14,391)	$0	$25,935,852

On December 31, 2009, the aggregate cost of securities for federal income tax purposes was $9,111,056,711. The gross unrealized appreciation and depreciation on securities

Asset Allocation Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS continued

based on tax cost was $86,409,880 and $558,862,298, respectively, with a net unrealized depreciation of $472,452,418.

As of December 31, 2009, the Trust had $752,305,700 in capital loss carryovers for federal income tax purposes expiring in 2017.

For income tax purposes, capital losses incurred after October 31 within the Trust’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2009, the Trust incurred and will elect to defer post-October losses of $10,692,550.

5. INVESTMENTS IN AFFILIATES

A summary of the Trust’s transactions in shares of affiliates during the year ended December 31, 2009 were as follows:

Affiliate	Value, beginning of period	Cost of Purchases	Proceeds from Sales	Dividend Income	Realized Gains Distributions	Value, end of period

GMO Alpha Only Fund
Class IV	$717,796,969	$440,364,688	$575,732,313	$30,502,091	$0	$549,971,383
GMO Asset Allocation Bond Fund
Class VI	0	469,153,907	12,331,319	10,800,517	3,339,498	467,265,765
GMO Domestic Bond Fund
Class VI	470,775,293	0	0	2,206,616	26,809,170	370,684,625
GMO Emerging Country Debt Fund
Class IV	45,724,396	4,734,521	0	4,734,521	0	68,731,224
GMO Emerging Markets Fund
Class VI	442,670,260	48,405,264	118,205,797	12,191,072	0	685,010,584
GMO Flexible Equities Fund
Class VI	76,435,133	108,711,072	46,030,135	3,436,396	0	132,574,463
GMO Inflation Indexed Plus Bond Fund
Class VI	111,465,059	0	0	4,584,104	0	135,034,103
GMO International Core Equity Fund
Class VI	925,201,347	104,616,297	134,232,540	34,180,054	0	1,053,401,579
GMO International Growth Equity Fund
Class IV	219,476,223	143,589,160	136,506,046	11,753,981	0	311,741,600
GMO International Intrinsic Value Fund
Class IV	195,510,863	156,030,092	146,198,591	10,011,804	0	301,970,614
GMO International Small Companies Fund
Class III	0	142,338,423	186,364	2,585,484	0	156,494,366
GMO Special Situations Fund
Class VI	166,717,624	9,469,035	37,226,169	0	0	148,419,482

Asset Allocation Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS continued

Affiliate	Value, beginning of period	Cost of Purchases	Proceeds from Sales	Dividend Income	Realized Gains Distributions	Value, end of period

GMO Strategic Fixed Income Fund
Class VI	$1,253,812,489	$0	$0	$294,903	$0	$1,172,499,810
GMO U.S. Core Equity Fund
Class VI	46,769,792	1,011,732	53,789,177	743,356	0	0
GMO U.S. Quality Equity Fund
Class VI	2,184,267,581	271,475,943	170,477,094	49,643,492	0	2,722,746,140
GMO U.S. Treasury Fund
Class IV	0	50,080,089	0	61,284	18,806	50,060,098

	$6,856,623,029	$1,949,980,223	$1,430,915,545	$177,729,675	$30,167,474	$8,326,605,836

6. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Carryovers
	and	Temporary
Unrealized	Post-October	Book/Tax
Depreciation	Losses	Differences

$439,533,289	$762,998,250	$(36,999,420)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

7. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and Evergreen Investment Services, Inc. (“EIS”) have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the

Asset Allocation Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS continued

decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Trust to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Trust.

8. SUBSEQUENT EVENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update on “Improving Disclosures about Fair Value Measurements” which will require reporting entities to make new disclosures about the amount and reasons for significant transfers into and out of Level 1 and Level 2 fair value measurements, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. Except for the detailed Level 3 roll forward disclosures, the disclosures are effective for annual and interim reporting periods beginning after December 15, 2009. The new disclosures about purchases, sales, issuances, and settlements in the roll forward activity for Level 3 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2010. Management of the Fund is currently evaluating the implications of this Accounting Standards Update and any impacts on the financial statements.

Asset Allocation Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Asset Allocation Trust

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Asset Allocation Trust (the “Trust”), as of December 31, 2009 and the related consolidated statement of operations for the year then ended, consolidated statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period ended December 31, 2009 and the period from September 16, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the transfer agent of the underlying funds, custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asset Allocation Trust as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2010

Asset Allocation Trust

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 65.73% of ordinary income dividends paid during the fiscal year ended December 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended December 31, 2009, the Trust designates 39.08% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

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Evergreen Asset Allocation Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.38	$14.91	$14.81	$14.09	$13.62

Income from investment operations
Net investment income (loss)	(0.08)	(0.11)[1]	0.27	0.35 [1]	0.26
Net realized and unrealized gains or losses on investments	2.34	(3.17)	0.77	1.23	0.80

Total from investment operations	2.26	(3.28)	1.04	1.58	1.06

Distributions to shareholders from
Net investment income	(0.27)	(1.08)	(0.58)	(0.44)	(0.36)
Net realized gains	0	(0.85)	(0.36)	(0.42)	(0.23)
Tax basis return of capital	0	(0.32)	0	0	0

Total distributions to shareholders	(0.27)	(2.25)	(0.94)	(0.86)	(0.59)

Net asset value, end of period	$11.37	$9.38	$14.91	$14.81	$14.09

Total return[2]	24.10%	(22.31)%	7.09%	11.32%	7.85%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,077,187	$2,640,410	$4,405,430	$3,873,495	$2,875,596
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions[3]	0.87%	0.81%	0.81%	0.89%	0.94%
Expenses excluding waivers/reimbursements and expense reductions[3]	0.87%	0.82%	0.84%	0.89%	0.97%
Net investment income (loss)	(0.87)%	(0.81)%	1.73%	2.39%	2.39%
Portfolio turnover rate	2%	6%	2%	1%	16%[4]

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	The Trust has no expenses that are being included in these calculations.
4

Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

See Notes to Financial Statements

Evergreen Asset Allocation Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.30	$14.75	$14.65	$13.95	$13.50

Income from investment operations
Net investment income (loss)	(0.17)	(0.20)[1]	0.15	0.23	0.17
Net realized and unrealized gains or losses on investments	2.32	(3.13)	0.77	1.22	0.77

Total from investment operations	2.15	(3.33)	0.92	1.45	0.94

Distributions to shareholders from
Net investment income	(0.18)	(0.95)	(0.46)	(0.33)	(0.26)
Net realized gains	0	(0.85)	(0.36)	(0.42)	(0.23)
Tax basis return of capital	0	(0.32)	0	0	0

Total distributions to shareholders	(0.18)	(2.12)	(0.82)	(0.75)	(0.49)

Net asset value, end of period	$11.27	$9.30	$14.75	$14.65	$13.95

Total return[2]	23.14%	(22.94)%	6.33%	10.53%	7.08%

Ratios and supplemental data
Net assets, end of period (thousands)	$1,415,023	$1,369,657	$2,131,841	$2,050,316	$1,696,880
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions[3]	1.62%	1.56%	1.54%	1.59%	1.64%
Expenses excluding waivers/reimbursements and expense reductions[3]	1.62%	1.56%	1.54%	1.59%	1.67%
Net investment income (loss)	(1.62)%	(1.56)%	0.91%	1.60%	1.44%
Portfolio turnover rate	2%	6%	2%	1%	16%[4]

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	The Trust has no expenses that are being included in these calculations.
4

Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

See Notes to Financial Statements

Evergreen Asset Allocation Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.12	$14.47	$14.39	$13.71	$13.28

Income from investment operations
Net investment income (loss)	(0.16)	(0.20)[1]	0.16	0.24	0.18
Net realized and unrealized gains or losses on investments	2.27	(3.06)	0.74	1.19	0.75

Total from investment operations	2.11	(3.26)	0.90	1.43	0.93

Distributions to shareholders from
Net investment income	(0.19)	(0.92)	(0.46)	(0.33)	(0.27)
Net realized gains	0	(0.85)	(0.36)	(0.42)	(0.23)
Tax basis return of capital	0	(0.32)	0	0	0

Total distributions to shareholders	(0.19)	(2.09)	(0.82)	(0.75)	(0.50)

Net asset value, end of period	$11.04	$9.12	$14.47	$14.39	$13.71

Total return[2]	23.08%	(22.85)%	6.29%	10.56%	7.10%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,490,657	$3,019,585	$4,666,033	$4,100,205	$3,017,854
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions[3]	1.62%	1.56%	1.54%	1.59%	1.64%
Expenses excluding waivers/reimbursements and expense reductions[3]	1.62%	1.56%	1.54%	1.59%	1.67%
Net investment income (loss)	(1.62)%	(1.56)%	1.01%	1.76%	1.69%
Portfolio turnover rate	2%	6%	2%	1%	16%[4]

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	The Trust has no expenses that are being included in these calculations.
4

Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

See Notes to Financial Statements

Evergreen Asset Allocation Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.42	$14.99	$14.90	$14.16	$13.68

Income from investment operations
Net investment income (loss)	(0.06)[1]	(0.07)[1]	0.31	0.39	0.27
Net realized and unrealized gains or losses on investments	2.36	(3.20)	0.77	1.25	0.82

Total from investment operations	2.30	(3.27)	1.08	1.64	1.09

Distributions to shareholders from
Net investment income	(0.30)	(1.13)	(0.63)	(0.48)	(0.38)
Net realized gains	0	(0.85)	(0.36)	(0.42)	(0.23)
Tax basis return of capital	0	(0.32)	0	0	0

Total distributions to shareholders	(0.30)	(2.30)	(0.99)	(0.90)	(0.61)

Net asset value, end of period	$11.42	$9.42	$14.99	$14.90	$14.16

Total return	24.40%	(22.12)%	7.29%	11.73%	8.11%

Ratios and supplemental data
Net assets, end of period (thousands)	$639,903	$348,394	$337,645	$272,772	$171,789
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions[2]	0.62%	0.57%	0.54%	0.59%	0.64%
Expenses excluding waivers/reimbursements and expense reductions[2]	0.62%	0.57%	0.54%	0.59%	0.67%
Net investment income (loss)	(0.62)%	(0.56)%	2.18%	2.98%	2.75%
Portfolio turnover rate	2%	6%	2%	1%	16%[3]

1	Per share amount is based on average shares outstanding during the period.
2	The Trust has no expenses that are being included in these calculations.
3

Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

See Notes to Financial Statements

Evergreen Asset Allocation Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS R	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.32	$14.82	$14.73	$14.02	$13.59

Income from investment operations
Net investment income (loss)	(0.11)[1]	(0.14)[1]	0.25	0.34 [1]	0.31
Net realized and unrealized gains or losses on investments	2.33	(3.15)	0.75	1.20	0.71

Total from investment operations	2.22	(3.29)	1.00	1.54	1.02

Distributions to shareholders from
Net investment income	(0.25)	(1.04)	(0.55)	(0.41)	(0.36)
Net realized gains	0	(0.85)	(0.36)	(0.42)	(0.23)
Tax basis return of capital	0	(0.32)	0	0	0

Total distributions to shareholders	(0.25)	(2.21)	(0.91)	(0.83)	(0.59)

Net asset value, end of period	$11.29	$9.32	$14.82	$14.73	$14.02

Total return	23.77%	(22.52)%	6.83%	11.10%	7.63%

Ratios and supplemental data
Net assets, end of period (thousands)	$16,279	$11,035	$12,935	$9,546	$7,066
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions[2]	1.12%	1.06%	1.04%	1.09%	1.15%
Expenses excluding waivers/reimbursements and expense reductions[2]	1.12%	1.06%	1.04%	1.09%	1.18%
Net investment income (loss)	(1.12)%	(1.06)%	1.61%	2.33%	5.19%
Portfolio turnover rate	2%	6%	2%	1%	16%[3]

1	Per share amount is based on average shares outstanding during the period.
2	The Trust has no expenses that are being included in these calculations.
3

Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

See Notes to Financial Statements

Evergreen Asset Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

Assets
Investment in Asset Allocation Trust, at value (cost $8,426,618,245)	$8,635,057,482
Receivable for investments sold	6,165,435
Receivable for Fund shares sold	18,519,819
Prepaid expenses and other assets	106,471

Total assets	8,659,849,207

Liabilities
Dividends payable	20,897
Payable for Fund shares redeemed	19,015,939
Advisory fee payable	305,306
Distribution Plan expenses payable	625,277
Due to other related parties	168,151
Accrued expenses and other liabilities	664,904

Total liabilities	20,800,474

Net assets	$8,639,048,733

Net assets represented by
Paid-in capital	$8,429,151,654
Undistributed net investment income	1,633,435
Accumulated net realized losses on investments	(175,593)
Net unrealized gains on investments	208,439,237

Total net assets	$8,639,048,733

Net assets consists of
Class A	$3,077,186,876
Class B	1,415,022,701
Class C	3,490,657,150
Class I	639,903,226
Class R	16,278,780

Total net assets	$8,639,048,733

Shares outstanding (unlimited number of shares authorized)
Class A	270,722,099
Class B	125,508,397
Class C	316,160,283
Class I	56,019,895
Class R	1,441,796

Net asset value per share
Class A	$11.37
Class A — Offering price (based on sales charge of 5.75%)	$12.06
Class B	$11.27
Class C	$11.04
Class I	$11.42
Class R	$11.29

See Notes to Financial Statements

Evergreen Asset Allocation Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

Investment income	$0

Expenses
Advisory fee	25,522,873
Distribution Plan expenses
Class A	6,872,489
Class B	13,564,739
Class C	31,417,956
Class R	68,156
Administrative services fee	7,715,560
Transfer agent fees	11,833,022
Trustees’ fees and expenses	172,930
Printing and postage expenses	1,037,349
Custodian and accounting fees	778,714
Registration and filing fees	338,527
Professional fees	372,168
Other	220,527

Total expenses	99,915,010
Less: Expense reductions	(2,088)

Net expenses	99,912,922

Net investment loss	(99,912,922)

Net realized and unrealized gains or losses on investments
Net realized losses on investments	(80,975,479)
Net change in unrealized gains or losses on investments	1,804,992,066

Net realized and unrealized gains or losses on investments	1,724,016,587

Net increase in net assets resulting from operations	$1,624,103,665

See Notes to Financial Statements

Evergreen Asset Allocation Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2009		2008

Operations
Net investment loss		$(99,912,922)		$(124,553,118)
Net realized gains or losses on investments		(80,975,479)		276,761,701
Net change in unrealized gains or losses on investments		1,804,992,066		(2,634,214,495)

Net increase (decrease) in net assets resulting from operations		1,624,103,665		(2,482,005,912)

Distributions to shareholders from
Net investment income
Class A		(71,644,708)		(260,963,878)
Class B		(22,606,287)		(119,683,957)
Class C		(57,811,028)		(264,680,165)
Class I		(16,320,531)		(34,626,066)
Class R		(349,647)		(1,027,711)
Net realized gains
Class A		0		(222,953,060)
Class B		0		(112,421,994)
Class C		0		(256,028,499)
Class I		0		(23,607,583)
Class R		0		(821,178)
Tax basis return of capital
Class A		0		(76,190,484)
Class B		0		(39,995,118)
Class C		0		(90,647,269)
Class I		0		(9,852,514)
Class R		0		(315,140)

Total distributions to shareholders		(168,732,201)		(1,513,814,616)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	55,779,554	573,479,050	66,395,772	864,158,011
Class B	7,628,802	71,196,801	16,361,935	213,919,037
Class C	49,239,545	486,999,491	60,185,015	739,493,126
Class I	33,030,778	348,312,683	24,842,062	317,488,619
Class R	600,110	5,972,323	533,429	6,818,126

		1,485,960,348		2,141,876,919

Net asset value of shares issued in reinvestment of distributions
Class A	5,026,164	57,397,276	45,360,938	451,907,598
Class B	1,826,618	20,704,265	25,091,594	247,651,834
Class C	3,702,128	41,068,571	45,002,996	435,817,045
Class I	1,380,914	15,839,082	6,119,101	59,505,056
Class R	23,786	269,730	169,938	1,657,862

		135,278,924		1,196,539,395

Automatic conversion of Class B shares to Class A shares
Class A	3,297,026	32,979,355	3,484,024	46,052,080
Class B	(3,334,813)	(32,979,355)	(3,535,891)	(46,052,080)

		0		0

See Notes to Financial Statements

Evergreen Asset Allocation Fund

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended December 31,

	2009		2008

	Shares		Shares

Capital share transactions continued
Payment for shares redeemed
Class A	(74,867,844)	$(744,435,975)	(129,279,292)	$(1,656,575,415)
Class B	(27,809,055)	(270,728,907)	(35,299,576)	(447,337,433)
Class C	(67,957,645)	(650,123,293)	(96,474,650)	(1,188,034,576)
Class I	(15,357,321)	(157,669,807)	(16,514,923)	(210,386,804)
Class R	(365,665)	(3,685,505)	(392,691)	(5,063,837)

		(1,826,643,487)		(3,507,398,065)

Net decrease in net assets resulting from capital share transactions		(205,404,215)		(168,981,751)

Total increase (decrease) in net assets		1,249,967,249		(4,164,802,279)
Net assets
Beginning of period		7,389,081,484		11,553,883,763

End of period		$8,639,048,733		$7,389,081,484

Undistributed (overdistributed) net investment income (loss)		$1,633,435		$(130,776)

See Notes to Financial Statements

Evergreen Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Asset Allocation Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund invests all of its investable assets in Asset Allocation Trust, a fund-of-funds, which primarily allocates its investments among mutual funds advised by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) investing in both U.S. and foreign equity and debt securities (‘underlying funds”). The Fund operates as a “fund-of-funds” which invests in shares of Asset Allocation Trust. At December 31, 2009, the Fund owned 100% of Asset Allocation Trust. The financial statements of Asset Allocation Trust, including the Consolidated Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers Class A, Class B, Class C, Class I and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through February 26, 2010 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

Evergreen Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS continued

a. Valuation of investments

Investments in the underlying open-end mutual funds are valued at the net asset value per share as reported by the underlying funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

The Fund records its investment in Asset Allocation Trust at fair value. The valuation of investments in the underlying funds and securities held by Asset Allocation Trust is discussed in its Notes to Consolidated Financial Statements, which is included elsewhere in this report.

The valuation technique used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Investment transactions and investment income

Investment transactions are recorded on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Realized gains and losses resulting from investment transactions are determined on the identified cost basis.

c. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain distributions received from underlying mutual funds. During the year ended December 31, 2009, the following amounts were reclassified:

Paid-in capital	$(351,384,803)
Undistributed net investment income	270,409,324
Accumulated net realized losses on investments	80,975,479

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated

Evergreen Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS continued

daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.47% and declining to 0.20% as average daily net assets increase. For the year ended December 31, 2009, the advisory fee was equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.

EIMC also serves as the administrator to the Fund and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended December 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B, Class C and Class R shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class and the distribution fees for Class R shares are limited to 0.50% of the average daily net assets of the class.

For the year ended December 31, 2009, EIS received $734,567 from the sale of Class A shares and $97,573, $3,275,479 and $295,188 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, the Fund made aggregate purchases and sales of $155,279,775 and $644,142,142, respectively, in its investment into Asset Allocation Trust.

Evergreen Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS continued

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Mutual fund shares	$0	$8,635,057,482	$0	$8,635,057,482

On December 31, 2009, the aggregate cost of securities for federal income tax purposes was $8,426,793,838. The gross unrealized appreciation and depreciation on securities based on tax cost was $208,263,644 and $0, respectively, with a net unrealized appreciation of $208,263,644.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended December 31, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Temporary Book/
Ordinary Income	Appreciation	Tax Differences

$1,820,222	$208,263,644	$(186,787)

Evergreen Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2009	2008

Ordinary Income	$168,732,201	$680,981,777
Long-term Capital Gain	0	615,832,314
Return of Capital	0	217,000,525

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended December 31, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

Evergreen Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS continued

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

12. SUBSEQUENT EVENTS

At a meeting of the Board of Trustees held on December 30, 2009, the Trustees of the Fund approved a Plan of Reorganization (the “Plan”). Under the Plan, Wells Fargo Advantage Asset Allocation Fund, which will be a series of Wells Fargo Funds Trust

Evergreen Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS continued

created in order to receive the assets of the Fund upon completion of the reorganization, will acquire the assets and assume the liabilities of the Fund in exchange for shares of Wells Fargo Advantage Asset Allocation Fund.

A special meeting of shareholders of the Fund will be held in June 2010 to consider and vote on the Plan. In April 2010, materials for this meeting will be mailed to shareholders of record on March 10, 2010. If approved by the shareholders at this meeting, the reorganization will take place in July 2010.

Effective January 4, 2010, Wells Fargo Funds Distributor, LLC (“WFFD”), a wholly-owned subsidiary of Wells Fargo & Company, replaced EIS as the distributor for the Fund.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update on “Improving Disclosures about Fair Value Measurements” which will require reporting entities to make new disclosures about the amount and reasons for significant transfers into and out of Level 1 and Level 2 fair value measurements, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. Except for the detailed Level 3 roll forward disclosures, the disclosures are effective for annual and interim reporting periods beginning after December 15, 2009. The new disclosures about purchases, sales, issuances, and settlements in the roll forward activity for Level 3 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2010. Management of the Fund is currently evaluating the implications of this Accounting Standards Update and any impacts on the financial statements.

Evergreen Asset Allocation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities of the Evergreen Asset Allocation Fund, a series of the Evergreen Equity Trust, as of December 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Asset Allocation Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2010

Evergreen Asset Allocation Fund

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 29.34% of ordinary income dividends paid during the fiscal year ended December 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended December 31, 2009, the Fund designates 62.64% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

Evergreen Asset Allocation Trust

Evergreen Asset Allocation Fund

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Board of Trustees of the Evergreen funds determines whether to approve the continuation of Evergreen Asset Allocation Fund’s and Asset Allocation Trust’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Funds, Grantham, Mayo, Van Otterloo & Co. LLC (the “GMO”), or EIMC (the “independent Trustees”), approved the continuation of Evergreen Asset Allocation Fund’s and Asset Allocation Trust’s investment advisory agreements. (References below to the “Fund” are to Evergreen Asset Allocation Fund and Asset Allocation Trust; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

Evergreen Asset Allocation Trust

Evergreen Asset Allocation Fund

ADDITIONAL INFORMATION (unaudited) continued

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the information that EIMC, GMO, and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds,

Evergreen Asset Allocation Trust

Evergreen Asset Allocation Fund

ADDITIONAL INFORMATION (unaudited) continued

their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and GMO with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and GMO. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008. The Trustees also received and reviewed information regarding, among other things, the services provided by GMO, GMO’s investment management personnel generally, and GMO’s investment approach for the Asset Allocation Trust.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

Evergreen Asset Allocation Trust

Evergreen Asset Allocation Fund

ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC, GMO and their affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that because Evergreen Asset Allocation Fund and Asset Allocation Trust are funds in a master-feeder arrangement and Asset Allocation Trust is a “fund-of-funds,” growth in the Evergreen Asset Allocation Fund’s assets would result in additions to the assets under management in the funds in which the Asset Allocation Trust invests, which are also advised by GMO. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar for customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Evergreen Asset Allocation Trust

Evergreen Asset Allocation Fund

ADDITIONAL INFORMATION (unaudited) continued

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to Evergreen Asset Allocation Fund and that GMO together with EIMC does the same for Asset Allocation Trust. They noted that GMO formulates and implements an investment program for Asset Allocation Trust. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management teams and the in-house research capabilities of EIMC, its affiliates, and GMO as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by GMO and EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC and GMO were consistent with EIMC’s and GMO’s respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of Evergreen Asset Allocation Fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, five-, and ten-year periods ended December 31, 2008, the Fund’s Class A shares had outperformed the broad-based securities index against which the Trustees compared the Fund’s performance. The Trustees also noted that the Fund’s Class A shares’ performance was in the second quintile for the one- and three-year periods ended December 31, 2008, and in the third quintile for the five- and ten-year periods ended December 31, 2008, of the mutual funds against which the Trustees compared the Fund’s performance.

Evergreen Asset Allocation Trust

Evergreen Asset Allocation Fund

ADDITIONAL INFORMATION (unaudited) continued

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that Evergreen Asset Allocation Fund pays an investment advisory fee to EIMC for services rendered with respect to the oversight of GMO and Evergreen Asset Allocation Fund’s investment program generally. They also noted that Asset Allocation Trust does not pay an advisory fee to GMO for the services provided, but that each of the underlying funds in which the Asset Allocation Trust invests pays an advisory fee to GMO in GMO’s capacity as investment advisor to the underlying fund. The Trustees noted that Evergreen Asset Allocation Fund bears a part of those fees indirectly through its investment in Asset Allocation Trust and, in turn, the underlying funds. The Trustees considered information, as presented in Evergreen Asset Allocation Fund’s prospectus, as to the indirect expenses of Asset Allocation Trust, including advisory and administrative expenses, from investing in the GMO-advised mutual funds. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by most of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Evergreen Asset Allocation Trust

Evergreen Asset Allocation Fund

ADDITIONAL INFORMATION (unaudited) continued

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements. The Trustees did not consider the profitability of the Asset Allocation Trust to GMO because the Asset Allocation Trust does not pay any fees directly to GMO.

TRUSTEES AND OFFICERS

TRUSTEES[1]
K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Director, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Assistant Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

120020 566389 rv7 02/2010

Item 2 – Code of Ethics

(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.
(c)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 – Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the one series of the Registrant’s annual financial statements for the fiscal years ended December, 2009 and December, 2008, and fees billed for other services rendered by KPMG LLP.

	2009	2008

Audit fees	$48,200	$31,400
Audit-related fees	$0	$0
Tax fees (1)	$0	$1,500
Non-audit fees (2)	$315,000	$936,736
All other fees	$0	$0
(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chair of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 – Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Asset Allocation Trust

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: March 1, 2010

By:	/s/ Kasey Phillips

Kasey Phillips Principal Financial Officer

Date: March 1, 2010